Elicio Therapeutics Reports First Quarter 2025 Financial Results and Provides Corporate Updates Interim analysis focused on disease-free survival (“DFS”) in randomized Phase 2 AMPLIFY- 7P clinical trial expected in Q3 2025 Company has alignment with U.S. Food and Drug Administration (“FDA”) on key design elements of planned Phase 3 study of ELI-002 Current cash position expected to support operations beyond anticipated AMPLIFY-7P Phase 2 interim analysis BOSTON, May 13, 2025 — Elicio Therapeutics, Inc. (Nasdaq: ELTX, “Elicio” or the “Company”), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer, today reported financial results for the first quarter ended March 31, 2025, and provided recent corporate and clinical updates. “In the first quarter, we made continued progress toward our upcoming Phase 2 AMPLIFY- 7P event-driven interim analysis, expected next quarter—a key milestone for Elicio and for patients facing pancreatic ductal adenocarcinoma (“PDAC”),” said Robert Connelly, Chief Executive Officer of Elicio. “We believe ELI-002 represents a potentially transformative approach in the treatment of mKRAS-driven tumors, and the upcoming randomized interim data readout in PDAC will be a critical validating opportunity for our AMP platform. To this end, we believe the upcoming results could demonstrate ELI-002’s impact not only in PDAC—a particularly difficult-to-treat cancer with a 5-year survival rate of 13%—but also provide momentum for broader application of our technology across additional indications. Importantly, our current cash runway extends into the fourth quarter of 2025, beyond the anticipated AMPLIFY-7P Phase 2 interim analysis.” Recent Highlights • In March 2025, Elicio appointed Preetam Shah, Ph.D., MBA, as Chief Strategy and Financial Officer. • In January 2025, Elicio strengthened its cash position with a $10.0 million registered direct offering of common stock and warrants. • In January 2025, Elicio reached alignment with regulatory authorities on a registrational strategy for ELI-002 in post-resection (adjuvant setting) mKRAS PDAC. Specifically, Elicio aligned with the FDA on key elements of a planned Phase 3 study design—including dose, schedule, patient population and primary endpoint analysis based on DFS.

Upcoming Anticipated Milestones • DFS event-driven interim analysis of Phase 2 AMPLIFY-7P clinical trial expected in Q3 2025. • Potential to finalize pivotal Phase 3 trial protocol for ELI-002 in resected mKRAS PDAC in H2 2025. First Quarter 2025 Financial Results R&D expense for the first quarter of 2025 was $7.8 million, compared to $7.6 million for the first quarter of 2024. The increase of $0.2 million was primarily due to clinical trial expenses associated with the ongoing Phase 2 AMPLIFY-7P clinical trial. G&A expense for the first quarter of 2025 was $3.0 million, compared to $2.7 million for the first quarter of 2024. The increase of $0.3 million was primarily due to higher compensation and benefit costs. Net loss for the first quarter of 2025 was $11.2 million, compared to $11.8 million for the first quarter of 2024. Net loss for the first quarter of 2025 included $0.5 million of non-cash other expense resulting from the change in fair value of the warrant liability. Net loss per share for the first quarter of 2025 was $0.87 compared to $1.15 for the first quarter of 2024. Cash and cash equivalents, as of March 31, 2025, were $18.4 million. The Company expects that its current cash and cash equivalents will support operations into Q4 2025, beyond the anticipated AMPLIFY-7P Phase 2 interim analysis.

ELICIO THERAPEUTICS, INC. Condensed Consolidated Statements of Operations and Comprehensive Loss (in thousands, except share and per share amounts) (unaudited) Three Months Ended March 31, 2025 2024 Operating expenses: Research and development $ 7,778 $ 7,559 General and administrative 2,958 2,682 Total operating expenses 10,736 10,241 Loss from operations (10,736) (10,241) Total other (expense) income, net (473) (1,586) Net loss (11,209) (11,827) Other comprehensive gain (loss): Foreign currency translation adjustment 31 (73) Comprehensive loss $ (11,178) $ (11,900) Net loss per common share, basic and diluted $ (0.87) $ (1.15) Weighted average common shares and pre-funded warrants outstanding, basic and diluted 12,950,574 10,273,925

ELICIO THERAPEUTICS, INC. Condensed Consolidated Balance Sheets (in thousands) (unaudited) March 31, 2025 December 31, 2024 Assets Cash and cash equivalents $ 18,351 $ 17,618 Other current assets 2,584 3,075 Total current assets 20,935 20,693 Other assets 7,209 7,485 Total assets $ 28,144 $ 28,178 Liabilities and stockholders' (deficit) equity Current liabilities $ 11,413 $ 11,523 Long-term liabilities 7,827 27,967 Total liabilities 19,240 39,490 Total stockholders' (deficit) equity 8,904 (11,312) Total liabilities and stockholders' (deficit) equity $ 28,144 $ 28,178

Elicio Therapeutics, Inc. (Nasdaq: ELTX) is a clinical-stage biotechnology company advancing novel immunotherapies for the treatment of high-prevalence cancers, including mKRAS-positive pancreatic and colorectal cancers. Elicio intends to build on recent clinical successes in the personalized cancer vaccine space to develop effective, off-the- shelf vaccines. Elicio’s Amphiphile (“AMP”) technology aims to enhance the education, activation and amplification of cancer-specific T cells relative to conventional vaccination strategies, with the goal of promoting durable cancer immunosurveillance in patients. Elicio’s ELI-002 lead program is an off-the-shelf vaccine candidate targeting the most common KRAS mutations, which drive approximately 25% of all solid tumors. Off-the-shelf vaccine approaches have the potential benefits of low cost, rapid commercial scale manufacturing, and rapid availability of drug to patients especially in neo-adjuvant settings and for prophylaxis in high-risk patients, contrary to personalized vaccines approaches. ELI-002 is being studied in an ongoing, randomized clinical trial in patients with mKRAS- positive pancreatic cancer who completed standard therapy but remain at high risk of relapse. ELI-002 also has been studied in patients with mKRAS-positive colorectal cancer (“CRC”) in Phase 1 studies. Results from Elicio’s ELI-002 Phase 1 AMPLIFY-201 clinical trial in PDAC and CRC were presented at the ESMO Immuno-Oncology Congress 2024, and showed that the median overall survival of the CRC patient subset had not been reached after a median follow up of 23.2 months. Further, in three of the five CRC patients participating in the trial, complete clearance of ctDNA was observed. In the future, Elicio plans to expand ELI-002 to other indications including mKRAS positive lung cancer and other mKRAS positive cancers. Elicio’s pipeline includes additional off-the-shelf therapeutic cancer vaccines, including ELI-007 and ELI-008, that target BRAF-driven cancers and p53 hotspot mutations, respectively. For more information, please visit www.elicio.com. About ELI-002 Elicio’s lead product candidate, ELI-002, is a structurally novel investigational AMP cancer vaccine that targets cancers that are driven by mutations in the KRAS-gene—a prevalent driver of many human cancers. ELI-002 is comprised of two powerful components that are built with Elicio’s AMP technology consisting of AMP-modified mutant KRAS peptide antigens and ELI-004, an AMP-modified CpG oligodeoxynucleotide adjuvant that is available as an off-the-shelf subcutaneous administration. ELI-002 2P (2-peptide formulation) has been studied in the Phase 1 (AMPLIFY-201) trial in patients with high relapse risk mKRAS-driven solid tumors, following surgery and chemotherapy (NCT04853017). ELI-002 7P (7-peptide formulation) is currently being studied in a Phase 1/2 (AMPLIFY-7P) trial in patients with mKRAS-driven pancreatic cancer (NCT05726864). The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations present in 25% of all solid tumors, thereby increasing the potential patient population for ELI-002. About the Amphiphile Platform Elicio’s proprietary AMP platform delivers investigational immunotherapeutics directly to the “brain center” of the immune system – the lymph nodes. Elicio believes this site- specific delivery of disease-specific antigens, adjuvants and other immunomodulators may efficiently educate, activate and amplify critical immune cells, potentially resulting in induction and persistence of potent adaptive immunity required to treat many diseases. In preclinical models, Elicio observed lymph node-specific engagement driving therapeutic immune responses of increased magnitude, function and durability. Elicio believes its AMP lymph node-targeted approach will produce superior clinical benefits compared to immunotherapies that do not engage the lymph nodes based on preclinical studies. Elicio’s AMP platform, originally developed at the Massachusetts Institute of Technology, has broad potential in the cancer space to advance a number of development initiatives through internal activities, in-licensing arrangements or development collaborations and partnerships. The AMP platform has been shown to deliver immunotherapeutics directly to the lymph nodes by latching on to the protein albumin, found in the local injection site, as it travels to lymphatic tissue. Cautionary Note on Forward-Looking Statements Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding the sufficiency of Elicio’s existing cash and cash equivalents to support operations into the fourth quarter of 2025, beyond the anticipated AMPLIFY-7P Phase 2 interim analysis; expectations about Elicio’s financial and operating results; Elicio’s planned clinical programs, including the timing and outcome of planned clinical trials and the potential to finalize pivotal Phase 3 trial protocol for ELI-002 in resected mKRAS PDAC in the second half of 2025; the timing of the expected interim analysis of the Phase 2 AMPLIFY-7P clinical trial; the potential of Elicio’s product candidates, including the potential transformational approach ELI-002 could represent in the treatment of mKRAS-driven tumors; the potential impact of ELI-002 in PDAC, the momentum the upcoming Phase 2 AMPLIFY-7P interim analysis could provide for broader application of Elicio’s technology across additional indications and the potential for Elicio’s Phase 2 AMPLIFY-7P interim analysis to be a critical validating opportunity for Elicio’s AMP platform; the potential for future expansion of ELI-002 to other indications; the potential benefits and effectiveness of off-the-shelf vaccine approaches; and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Elicio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe- harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, Elicio’s financial condition, including its anticipated cash runway, and ability to obtain the funding necessary to advance the development of ELI-002 and any other future product candidates, and Elicio’s ability to continue as a going concern; Elicio’s plans to develop and commercialize its product candidates, including ELI- 002; the timing of initiation of Elicio’s planned clinical trials; the timing of the availability of data from Elicio’s clinical trials, including the DFS event-driven interim analysis, from the Phase 2 AMPLIFY-7P trial expected in the third quarter of 2025; the timing of any planned investigational new drug application or new drug application; Elicio’s plans to research, develop and commercialize its current and future product candidates; and Elicio’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in the Annual Report on Form 10-K filed with the SEC on March 31, 2025, under the heading “Risk Factors” and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Elicio as of the date of this release. Elicio does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law.

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